                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                 Phil Frohlich

Address:                              c/o Prescrott Group Capital Management,
                                      L.L.C.
                                      1924 South Utica, Suite 1120
                                      Tulsa, OK 74104

Date of Event Requiring Statement:    05/27/2020